Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT

TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 31, 2011 (this “Amendment”) to the Existing Credit Agreement (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) is entered into by and among W.E.T. AUTOMOTIVE SYSTEMS, AG, a German stock corporation (the “German Borrower”), W.E.T. AUTOMOTIVE SYSTEMS LTD., a Canadian corporation (the “Canadian Borrower” and, together with the German Borrower, the “Borrowers” and each, a “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), BANC OF AMERICA SECURITIES LIMITED, as administrative agent (in such capacity, the “Administrative Agent”) and BANK OF AMERICA, N.A., as Swing Line Lender and L/C Issuer (“Bank of America”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, Bank of America and the Administrative Agent are all parties to the Credit Agreement, dated as of March 30, 2011 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Existing Credit Agreement and the Lenders are willing to effect such amendments, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Bank of America” is defined in the preamble.

“Borrower” is defined in the preamble.

“Canadian Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“German Borrower” is defined in the preamble.

“Lender” is defined in the preamble.

SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

SECTION 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended as follows:

SECTION 2.1.1. Amendment to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

“Unrestricted Loan Party” means each Loan Party other than WET Ukraine.

SECTION 2.1.2. Amendment to Section 1.01. The definition of “Subsidiary Guaranty” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Subsidiary Guaranty” means (a) any Subsidiary Guaranty made by a Subsidiary Guarantor in favor of the Administrative Agent and the Lenders, substantially in the form of Exhibit F and (b) the Ukraine Surety Agreement, dated as of May 31, 2011 made by WET Ukraine in favor of the Administrative Agent for the benefit of the Guaranteed Parties.

SECTION 2.2. Amendments to Article II. Article II of the Existing Credit Agreement is hereby amended as follows:

SECTION 2.2.1. Amendment to Section 2.03(b). Section 2.03(b) of the Existing Credit Agreement is hereby amended by deleting the reference to “Loan Party” and inserting “Unrestricted Loan Party” in lieu thereof.

SECTION 2.2.2. Amendment to Section 2.05(b)(i). Section 2.05(b)(i) of the Existing Credit Agreement is hereby amended by deleting all references to “a Loan Party” and inserting “an Unrestricted Loan Party” in lieu thereof.

SECTION 2.2.3. Amendment to Section 2.05(b)(ii). Section 2.05(b)(ii) of the Existing Credit Agreement is hereby amended by deleting all references to “Loan Party” and inserting “Unrestricted Loan Party” in lieu thereof.

SECTION 2.3. Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended as follows:

SECTION 2.3.1. Amendments to Section 7.01. Section 7.01 of the Existing Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (j) thereof, (b) deleting the “.” at the end of clause (k) thereof and inserting “; and” in lieu thereof and (c) inserting a new clause (l) as follows:

(l) the pledge of bank account by the German Borrower in favor of Unicredit Bank AG, Munich, and Unicredit Luxembourg Société Anonyme, Luxemburg (or such other bank or financial institution satisfactory to the Administrative Agent), pursuant to that certain cash collateral agreement, dated as of May 27, 2011 to secure an outstanding letter of credit with respect to certain customs duties in an amount not to exceed HUF (Hungarian Forint) 35,000,000.

SECTION 2.3.2. Amendment to Section 7.02(c). Section 7.02(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Investments of the German Borrower in any Unrestricted Loan Party and Investments of any Material Subsidiary in the German Borrower or in another Material Subsidiary (other than any Chinese Subsidiary or WET Ukraine); provided, that, notwithstanding the foregoing WET Hungary shall be permitted to make Investments in the form of advance loans and other similar Indebtedness to WET Ukraine to be used by WET Ukraine for working capital purposes, but only in an aggregate amount not to exceed € 1,000,000 at any time outstanding;

SECTION 2.3.3. Amendment to Section 7.03(c). Section 7.03(c) of the Existing Credit Agreement is hereby amended by deleting all references to “Loan Party” and inserting “Unrestricted Loan Party” in lieu thereof.

SECTION 2.3.4. Amendment to Section 7.03(f). Section 7.03(f) of the Existing Credit Agreement is hereby amended by deleting the reference to “Loan Parties” and inserting “Unrestricted Loan Parties” in lieu thereof.

SECTION 2.3.5. Amendment to Section 7.04(a). Section 7.04(a) of the Existing Credit Agreement is hereby amended by inserting the following parenthetical at the end of the proviso to clause (ii) thereof:

(provided, further, if such merger involves WET Ukraine and an Unrestricted Loan Party such Unrestricted Loan Party shall be the continuing or surviving Person)

SECTION 2.3.6. Amendment to Section 7.04(c). Section 7.04(c) of the Existing Credit Agreement is hereby amended by deleting all references to “Loan Party” and inserting “Unrestricted Loan Party” in lieu thereof.

SECTION 2.3.7. Amendment to Section 7.05(d). Section 7.05(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) Dispositions of property by either Borrower or any Material Subsidiary to another Borrower or Material Subsidiary; provided that if the transferor of such property is a Borrower or Unrestricted Loan Party, then the transferee thereof must either be a Borrower or an Unrestricted Loan Party; provided further that the transferee thereof may be WET China so long as such transfer is in compliance with Section 7.08;

SECTION 2.3.8. Amendment to Section 7.05(f). Section 7.05(f) of the Existing Credit Agreement is hereby amended by deleting all references to “Loan Party” and inserting “Unrestricted Loan Party” in lieu thereof.

SECTION 2.3.9. Amendment to Section 7.06(a). Section 7.06(a) of the Existing Credit Agreement is hereby amended by deleting all references to “Loan Party” and inserting “Unrestricted Loan Party” in lieu thereof.

SECTION 2.3.10. Amendment to Section 7.08. Section 7.08 of the Existing Credit Agreement is hereby amended by deleting the reference to “Loan Parties” and inserting “Unrestricted Loan Parties” in lieu thereof.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on and as of the date first written above (the “Amendment Effective Date”) following receipt by the Administrative Agent of counterparts hereof executed on behalf of the Borrowers and the Required Lenders.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

SECTION 4.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

SECTION 4.6. Full Force and Effect; Limited Amendment and Waiver. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended or waived herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SECTION 4.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders that, both before and after giving effect to this Amendment, all statements set forth in clauses (a) and (b) of Section 4.03 of the Credit Agreement are true and correct.

SECTION 4.8. Acknowledgement of the Lenders. Each of the Lenders acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and its own investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Loan Parties, all of the matters and transactions contemplated in this Amendment and all other matters incidental thereto and hereby confirms that it is not relying and has not relied on any statement or representation of the Administrative Agent or any other Lender or any of their Related Parties, including legal counsel, in connection with its decision to enter into this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

W.E.T. AUTOMOTIVE SYSTEMS, AG, a German stock corporation

By:	/s/ Frithjof Oldoriff	/s/ Thomas Liedl
	Name: Frithjof Oldoriff	Thomas Liedl
	Title: COO	CFO

W.E.T. AUTOMOTIVE SYSTEMS LTD.,
a Canadian corporation

By:	/s/ Caspar Baumhauer
Name: Caspar Baumhauer
Title: CEO

First Amendment to Credit Agreement

BANC OF AMERICA SECURITIES LIMITED,
as Administrative Agent

By:	/s/ Kevin Day
Name: Kevin Day
Title: Vice President

First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C
Issuer and Swing Line Lender

By:	/s/ David K. Komrska
Name: David K. Komrska
Title: Senior Vice President

First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Joseph Bomberski
Name: Joseph Bomberski
Title: Vice President

First Amendment to Credit Agreement

COMERICA BANK

By:	/s/ Kimberly S. Kersten
Name: Kimberly S. Kersten
Title: Vice President

First Amendment to Credit Agreement

THE HUNTINGTON NATIONAL BANK

By:	/s/ Steven J. McCormack
Name: Steven J. McCormack
Title: Vice President

First Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Erik Siersma
Name: Erik Siersma
Title: Vice President

First Amendment to Credit Agreement